UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K/A
____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2004

EXPRESS SCRIPTS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

13900 Riverport Drive, Maryland Heights, MO	63043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 314-770-1666

No change since last report
(Former Name or Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    The sole purpose of this amendment is to amend Item 5.02(d) to the registrant’s Current Report on Form 8-K, dated August 31, 2004, to reflect the appointment of Maura Breen to a committee of the Company’s Board of Directors. The remainder of the information contained in the original Form 8-K filing is not hereby amended.

Item 5.02(d)       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                    On July 28, 2004, the Company elected Maura Breen as a new member of the Board of Directors. At that time, no determination had been made as to the committee(s) of the Board on which Ms. Breen would serve. On December 15, 2004, the Board of Directors approved the appointment of Ms. Breen to serve on the Board’s Audit Committee.

SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS, INC.

Date: December 16, 2004	By: /s/ Barrett A. Toan
Barrett A. Toan
Chairman and Chief Executive Officer